BEXIL
CORPORATION
--------------------------------------------------------------------------------

ANNUAL REPORT
December 31, 2000

Independent Auditors                                     American Stock
Tait, Weller & Baker                                     Exchange Symbol:

                                                         BXL

11 Hanover Square
New York, NY 10005

1-888-847-4200

www.bexil.com

BEXIL CORPORATION              American Stock                 BXL
                               Exchange Symbol:
================================================================================
11 Hanover Square, New York, NY 10005
www.bexil.com

                                                                January 18, 2001

Fellow Shareholders:

         We are pleased to submit this Annual Report for the year 2000 and to welcome our new shareholders who have made their investment since our last Report. It is noteworthy that the Fund's investment manager, CEF Advisers, Inc. and its affiliates now own in the aggregate approximately 23% of the Fund's outstanding shares. The Fund's investment objective has been to provide stockholders with an attractive rate of total return from capital appreciation and income. In seeking this objective, the Fund invests at least 50% of the value of its total assets in U.S. Government Securities, obligations of U.S. Government agencies or instrumentalities, and money market instruments, with the remainder of its total assets invested primarily in equities and other securities. The Fund may also use leverage. At its December 2000 meeting, the Board of Directors eliminated non-fundamental restrictions on Fund transactions in futures and options on futures.

                    Intention to Operate Businesses Directly

         At the November 28, 2000 Annual Meeting, stockholders approved a proposal to change the nature of the Fund's business so as to cease to be an investment company; to amend the Fund's fundamental investment restriction regarding concentration so that the Fund may invest more than 25% of the value of its total assets in the securities of issuers in the technology, manufacturing and/or services industries; and to make certain conforming amendments to the Fund's Articles of Incorporation. Accordingly, the Fund now intends to operate businesses directly or through companies in which the Fund has a majority or other controlling interest and seek approval of the SEC for deregistration as an investment company.

                               Review and Outlook

         After raising its Federal Funds rate target by one percentage point to 6.50% over the first half of the year to slow down the economy, the Federal Reserve Bank just recently reversed its policy and boldly lowered interest rates by one half a percentage point to 6.00% in an attempt to stimulate the slowing economy and avoid a recession. Five and ten year Treasury note yields fell from 6.19% and 6.28% at the beginning of 2000 to end the year at 5.17% and 5.24%, respectively. This decline in rates was beneficial for prices and total return, as reflected by the Lehman Brothers Government Bond and Mortgage Backed Securities Indices which had total returns of 10.47% and 11.14%, respectively, during this period. Stock markets suffered during 2000, however, as the Dow Jones Industrial Average, Standard & Poor's 500 Index, and the Nasdaq Composite Index declined by 6.18%, 10.14% and 39.00%, respectively. The Fund's strategy in 2000 was to invest in a balanced mix of U.S. Government and other securities. The Fund's market total return for the year was a negative 4.00% on a net asset value return of 1.57%.

         In 2001, our focus will be on the economy and the extent to which growth in the economy slows from the torrid pace set earlier in 2000, and what effect this slowdown will have on the financial markets.

Confirming the slowdown, the economy grew at an annualized rate of 1.4% in the fourth quarter of 2000, the lowest rate in over five years. Recent reports show weakness in the manufacturing sector and dramatic declines in consumer confidence. On a positive note, recent declines in interest rates and proposed tax cuts in Washington could give the economy much needed stimulus. Already in early 2001, the Federal Reserve Bank has acted decisively to cut the Federal Funds target rate and the markets are anticipating further cuts in the near term.

                    8% Dividend Distribution Policy Continued

         The managed 8% dividend distribution policy adopted by the Fund's Board of Directors in 1997 continues to be well received. The objective is to provide shareholders with a relatively stable cash flow and reduce or eliminate any market price discount to the Fund's net asset value per share. Payments are made primarily from ordinary income and any capital gains, with the balance representing return of capital. For the year ending December 2000, actual distributions were 8.24% of average net assets with approximately 68.10% derived from net investment income including capital gains and the balance from return of capital. We believe shares of the Fund are a sound value and an appealing investment for portfolios seeking total return.

                          Reinvestment Plan Attractive

         Given the Fund's recent net asset value of $12.27 per share and a recent closing price on the American Stock Exchange of $9.63 per share, we believe there is currently an important opportunity to purchase shares at an attractive discount from their underlying value. The Fund's Dividend Reinvestment Plan is a very effective way to add to your holding because quarterly dividend distributions are reinvested without charge at the lower of net asset value per share or market price, which can contribute importantly to growing your investment over time. Please call 1-888-847-4200, and an Investor Service Representative will be happy to assist you.

         We appreciate your support and look forward to continuing to serve your investment needs.


                                   Sincerely,

       /s/ Thomas B. Winmill                /s/ Marion E. Morris
       Thomas B. Winmill                    Marion E. Morris Senior Vice
       President                            President Portfolio Manager

                                BEXIL CORPORATION

             Schedule of Portfolio Investments - December 31, 2000


Par Value                                                                Market Value
---------                                                                ------------
             U.S. Government Obligations (67.47%)
$  500,000   U.S. Treasury Note, 4.75%, due 2/15/04 ....................   $  494,353
 5,500,000   U.S. Treasury Note, 6.50%, due 2/15/10 ....................    6,021,207
                                                                           ----------

               Total U.S. Government Obligations (cost: $6,148,183) ....    6,515,560
                                                                           ----------
             U.S. Government Agencies (25.75%)

   420,378   Government National Mortgage Assn., 6.50%, due 7/15/08 ....      422,554
   998,055   Government National Mortgage Assn., 7.00%, due 11/15/10 ...    1,014,450
   365,270   Government National Mortgage Assn., 7.00%, due 6/15/23 ....      366,933
    85,396   Government National Mortgage Assn., 7.00%, due 5/15/24 ....       85,784
   590,867   Government National Mortgage Assn., 7.25%, due 1/15/27 ....      597,157
                                                                           ----------

               Total U.S. Government Agencies (cost: $2,418,937) .......    2,486,878
                                                                           ----------
    Shares   Common Stocks (6.78%)
    ------   Investment Advice (3.98%)
     5,100   Alliance Capital Management Holding L.P. ..................      258,187
     3,200   Stilwell Financial, Inc ...................................      126,200
                                                                           ----------
                                                                              384,387
                                                                           ----------
             Petroleum Refining (1.44%)
             Exxon Mobil Corp. .........................................      139,100
                                                                           ----------
     1,600   Real Estate Investment Trusts (1.36%)
             Mills Corp ................................................      130,844
                                                                           ----------

     7,900     Total Common Stocks (cost: $650,608) ....................      654,331
                                                                           ----------

                 Total Investments (cost: $9,217,728) (100.0%) .........   $9,656,769
                                                                           ==========

                See accompanying notes to financial statements

                               BEXIL CORPORATION

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000


ASSETS:
   Investments at market value
     (cost: $9,217,728) (note 1) ...........................       $  9,656,769
   Interest receivable .....................................            158,302
                                                                   ------------
Other assets ...............................................             25,705
                                                                   ------------
     Total assets ..........................................          9,840,776
                                                                   ------------
LIABILITIES:
   Demand note payable (note 5) ............................             22,448
   Accrued expense .........................................             23,405
   Accrued management fees .................................              5,763
   Other liabilities .......................................                233
                                                                   ------------
        Total liabilities ..................................             51,849
                                                                   ------------
NET ASSETS: (applicable to 806,411
   shares outstanding : 250,000,000 shares
   of $.01 par value authorized) ...........................       $  9,788,927
                                                                   ============
NET ASSET VALUE PER SHARE:
   ($9,788,927 / 806,411 shares outstanding) ...............       $      12.14
                                                                   ============

At December 31, 2000, net assets consisted of:
   Paid-in capital .........................................       $ 10,504,717
   Accumulated net realized loss
     on investments ........................................         (1,154,831)
   Net unrealized appreciation on investments...............            439,041
                                                                   ------------
                                                                   $  9,788,927
                                                                   ============


STATEMENT OF OPERATIONS
Year Ended December 31, 2000

INVESTMENT INCOME:
   Interest ....................................................       $ 583,093
   Dividends (net of foreign taxes of $532) ....................          15,685
   Other Income-reimbursements (note 7) ........................          98,590
                                                                       ---------
     Total investment income ...................................         697,368
                                                                       ---------

EXPENSES:
   Investment management (note 3) ..............................          66,765
   Interest (note 5) ...........................................          35,713
   Professional (note 3) .......................................          33,464
   Directors ...................................................          22,360
   Custodian ...................................................          21,541
   Printing ....................................................          20,174
   Transfer agent ..............................................          10,734
   Registration (note 3) .......................................           9,276
   Other .......................................................           2,477
                                                                       ---------
     Total expenses ............................................         222,504
                                                                       ---------
     Net investment income .....................................         474,864
                                                                       ---------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS:
   Net realized gain on investments ...........................          60,534
   Unrealized depreciation of investments
     during this period ........................................         (28,214)
                                                                       ---------
   Net realized and unrealized loss on
                 investment ....................................          32,320
                                                                       ---------
Net decrease in net assets resulting
                 from operations ...............................       $ 507,184
                                                                       =========

                See accompanying notes to financial statements.

                               BEXIL CORPORATION

STATEMENTS OF CHANGES IN NET ASSETS
Year Ended December 31, 2000, Six Months
Ended December 31, 1999 and Year Ended June 30, 1999


                                                                           Year        Six Months             Year
                                                                          Ended           Ended              Ended
                                                                       December 31,    December 31,         June 30,
                                                                           2000            1999               1999
                                                                     --------------  --------------      ------------
OPERATIONS:
   Net investment income .........................................   $    474,864    $    139,519        $     53,037
   Net realized gain (loss) from security transactions ...........         60,534        (314,553)           (108,195)
   Unrealized appreciation (depreciation) of investments during
   the period ....................................................        (28,214)        513,382            (251,586)
                                                                     ------------    ------------        ------------
     Net change in net assets resulting from operations ..........        507,184         338,348            (306,744)


DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions from net investment income ($0.60,$0.18 and $0.07
     per share, respectively) ....................................       (474,864)       (139,519)            (53,037)
   Distribution in excess of realized gains ($0.08 per share) ....        (60,534)             --                  --
   Distributions from paid in capital ($0.32, $0.42, and $1.13
     per share, respectively) ....................................       (250,501)       (318,852)           (850,487)


CAPITAL SHARE TRANSACTIONS:
   Increase in net assets resulting from reinvestment of
   distributions (32,219, 12,239, and 14,718 shares, respectively)
   (note 6) ......................................................        296,271         117,165             190,372
                                                                     ------------    ------------        ------------
        Total change in net assets ...............................         17,556          (2,858)         (1,019,896)

NET ASSETS:
   Beginning of year .............................................      9,771,371       9,774,229          10,794,125
   End of year ...................................................   $  9,788,927    $  9,771,371        $  9,774,229
                                                                     ============    ============        ============


                See accompanying notes to financial statements.

                          Notes to Financial Statements

(1) Bexil Corporation (the "Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified closed-end management investment company (see Note 8 below). The Fund's shares are listed on the American Stock Exchange. The Fund's investment objective is to provide stockholders with an attractive rate of total return from capital appreciation and income. To seek this objective, the Fund's investment policy is to invest at least 50% of the value of its total assets in U.S. Government Securities, obligations of other U.S. Government agencies or instrumentalities, and money market instruments, and the remainder of its total assets primarily in equity and other securities of selected growth companies and in companies that invest or deal in natural resources or commodities. The Fund also may use leverage and futures transactions. The investment objective and policy are non-fundamental and subject to change by the Board of Directors without shareholder approval. On September 8, 1999, the Board of Director's of the Fund approved a change in the fiscal year end to December 31. Previously, the fiscal year end was June 30. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. With respect to security valuation, securities listed or traded on a national securities exchange or the Nasdaq National Market System ("NMS") are valued at the last quoted sales price on the day the valuations are made. Such listed securities that are not traded on a particular day and securities traded in the over-the-counter market that are not on the NMS are valued at the mean between the current bid and asked prices. Securities for which quotations from the national securities exchange or the NMS are not readily available or reliable and other assets may be valued based on over-the-counter quotations or at fair value as determined in good faith by or under the direction of the Board of Directors. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable investment income and net capital gains, if any, after utilization of any capital loss carryforward, to its shareholders and therefore no Federal income tax provision is required. At December 31, 2000, the Fund had an unused capital loss carryforward of approximately $1,154,800, of which $361,000 expires in 2003, $202,000 in 2004, $229,800 in 2005, $230,400 in
2007 and $131,600 in 2008. Based on Federal income tax cost of $9,217,728, gross unrealized appreciation and gross unrealized depreciation were $457,702 and $18,661, respectively, at December 31, 2000.

(3) The Fund retains CEF Advisers, Inc. as its Investment Manager pursuant to an Investment Management Agreement. As compensation for the service provided pursuant to such agreement, the Fund pays to the Investment Manager a fee from its assets, such fee to be computed weekly and paid monthly in arrears at the annual rate of 7/10 of 1% of the first $250 million, 5/8 of 1% from $250 million to

$500 million, and 1/2 of 1% over $500 million. This fee is calculated by determining net assets on each Friday and applying the applicable rate to such amount for the number of days in the week. The Investment Manager has agreed to waive all or part of its fee or reimburse the Fund monthly if and to the extent the aggregate operating expenses of the Fund exceed the most restrictive limit imposed by any state in which shares of the Fund are qualified for sale, although currently the Fund is not subject to any such limits. Certain officers and directors of the Fund are officers and directors of the Investment Manager. The Fund reimbursed the Investment Manager $6,693 for providing certain administrative and accounting services at cost for the year ended December 31, 2000.

(4) Purchases and proceeds of sales of investment securities other than short term investments aggregated $17,692,502 and $18,483,589, respectively, for the year ended December 31, 2000.

(5) The Fund has a committed bank line of credit. At December 31, 2000, there was a balance outstanding of $22,448 and the interest rate was equal to the Federal Reserve Funds Rate plus 1.00 percentage point. For the year ended December 31, 2000, the weighted average interest rate was 5.51% based on the balances outstanding from the line of credit and the reverse repurchase agreement during the year and the weighted average amount outstanding was $648,727. The maximum amount of debt outstanding during the period was $1,024,618. The Fund participates in repurchase agreements with the Fund's custodian. The custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is marked-to-market daily to ensure that its value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, realization and/or retention of the collateral may be subject to legal proceedings.

(6) The Fund has adopted a Dividend Reinvestment Plan (the "Plan"). Under the Plan, each dividend and capital gain distribution, if any, declared by the Fund on outstanding shares will, unless elected otherwise by each shareholder by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution, be paid on the payment date fixed by the Board of Directors or a committee thereof in additional shares. If the Market Price (as defined below) per share is equal to or exceeds the net asset value per share at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or capital gain distribution on the Valuation Date, participants will be issued additional shares equal to the amount of such dividend divided by the Fund's net asset value per share. If the Market Price per share is less than such net asset value on the Valuation Date, participants will be issued additional shares equal to the amount of such dividend divided by the Market Price. The Valuation Date is the dividend or distribution payment date or, if that date is not an American Stock Exchange trading day, the next trading day. For all purposes of the Plan: (a) the Market Price of the shares on a particular date shall be the average closing market price on the five trading days the shares traded ex-dividend on the Exchange prior to such date or, if no sale occurred on any of these days, then the mean between the closing bid and asked quotations for the shares on the Exchange on such day, and (b) net asset value per share on a particular date shall be as determined by or on behalf of the Fund.

(7) A group called Karpus Investment Management ("KIM") at the 1997 annual meeting of the Fund sought to elect its slate of nominees in opposition to management and at the 1998 annual meeting of the Fund made a counter-solicitation on all management proposals and a solicitation to terminate the investment management agreement. On February 19, 1998, KIM filed a lawsuit against the Fund in the Circuit Court for Baltimore City, Maryland, Case No. 9805005, which was dismissed with prejudice on October 1, 1998. On February 19, 1998, the Fund filed a lawsuit against KIM in the United States District Court for the Southern District of New York, 98 Civ. 1190. On December 22, 1998, KIM filed a lawsuit against the Fund in the United States District Court for the District of Maryland Court, 98-CV-4161 and the Fund made coun-terclaims. On May 25, 1999, the Fund and KIM announced that they had entered into a settlement of all litigation in the United States District Court for the Southern District of New York and in the United States District Court for the District of Maryland. In connection with the settlement, KIM sold its 12.7% stake in the Fund of 95,175 shares to an affiliate of the Investment Manager for $12.875 per share in July and August 1999. The Fund received an insurance settlement of $98,590 during the year ended December 31, 2000 for legal expenses incurred previously.

(8) At the November 28, 2000 Annual Meeting, stockholders approved a proposal to change the nature of the Company's business so as to cease to be an investment company, to amend the Company's fundamental investment restriction regarding concentration so that the Company may invest more than 25% of the value of its total assets in the securities of issuers in the technology, manufacturing and/or services industries, and to make certain amendments to the Company's Articles of Incorporation. Accordingly, the Company now intends to operate businesses directly or through companies in which the Company has a majority or other controlling interest and to seek approval of the SEC for deregistration as an investment company. Company management currently anticipates conducting a business review, development, and acquisition program for operating businesses, which may include privately owned companies and startups, to be undertaken directly or through companies in which the Company has a majority or other controlling interest.

                               BEXIL CORPORATION

                              FINANCIAL HIGHLIGHTS

                                                   Year      Six Months
                                                  Ended        Ended                     Years Ended June 30,
                                                December 31, December 31,  -------------------------------------------------
                                                  2000         1999          1999            1998         1997         1996
                                                ---------    --------      ---------       --------     --------     --------
PER SHARE DATA
Net asset value at beginning of year ........   $   12.62    $  12.83       $   14.45      $  14.74      $  14.74    $  15.20
                                                ---------    --------       ---------      --------      --------    --------
Income from investment operations:
   Net investment income ....................         .60         .18             .07           .25           .70         .64
   Net realized and unrealized gain (loss)
    on investments ..........................        (.08)        .21            (.49)          .55           .01        (.46)
                                                ---------    --------       ---------      --------      --------    --------
        Total from investment operations ....         .52         .39            (.42)          .80           .71         .18
Less distributions:
     Distributions from net investment
       income ...............................        (.60)       (.18)           (.07)         (.25)         (.71)       (.64)
     Distributions in excess of net
       realized gains .......................        (.08)          -               -          (.42)            -           -
     Distributions from paid in capital .....        (.32)       (.42)          (1.13)         (.42)            -           -
                                                ---------    --------       ---------      --------      --------    --------
        Increase (decrease) in net asset
        value ...............................        (.48)       (.21)          (1.62)         (.29)            -        (.46)
                                                ---------    --------       ---------      --------      --------    --------
   Net asset value at end of year ...........   $   12.14    $  12.62       $   12.83      $  14.45      $  14.74    $  14.74
                                                =========    ========       =========      ========      ========    ========
Per share market value at end of year .......   $    8.88    $   9.50       $   12.13      $  13.13      $  12.63
                                                =========    ========       =========      ========      ========
TOTAL RETURN ON NET ASSET VALUE BASIS .......        1.57%       4.60%          (2.64)%        6.43%         5.58%       1.18%
                                                =========    ========       =========      ========      ========    ========
TOTAL RETURN ON MARKET VALUE BASIS (a) ......       (4.00)%    (16.68)%          1.26%        12.87%        (9.57)%
                                                =========    ========       =========      ========      ========
RATIOS/SUPPLEMENTAL DATA
Net assets at end of year (000's omitted) ...   $   9,789    $  9,771       $   9,774      $ 10,794      $ 10,791    $ 13,035
                                                =========    ========       =========      ========      ========    ========
Ratio of expenses to average net
  assets (b)(c)(d) ..........................        2.33%       3.05%*          6.33%         5.77%         2.13%       2.10%
                                                =========    ========       =========      ========      ========    ========
Ratio of net investment income to
  average net assets ........................        4.98%       2.87%*          0.49%         1.69%         4.48%       4.25%
                                                =========    ========       =========      ========      ========    ========
Portfolio turnover rate .....................         182%         88%            112%          168%          246%        762%
                                                =========    ========       =========      ========      ========    ========


*   Annualized.

(a) Effective October 4, 1996, the Fund converted from an open-end management investment company to a closed-end management investment company. The Fund has calculated total return based upon purchases and sales of shares of the Fund at current market values and reinvestment of dividends and distributions at the lower of the per share net asset value on the payment date or the average of the closing market price for the five days preceding the payment date.

(b) The ratio for the six months ended December 31, 1999 and the years ended June 30, 1999 and 1997 after custodian fee cred its were 3.05%*, 6.33% and 2.07%, respectively. Prior to July 1, 1996, there was no reduction of custodian fees. There were no custodian fee credits for the year ended December 31, 2000 and for the year ended June 30, 1998.

(c) Ratio excluding interest expense was 1.96%, 2.86%*, 5.80%, 4.93% and 1.94% for the year ended December 31, 2000, the six months ended December 31, 1999 and the years ended June 30, 1999, 1998 and 1997, respectively.

(d) Ratio prior to reimbursement was 3.18%*, 7.03% and 5.82% for the six months ended December 31, 1999 and the years ended June 30, 1999 and 1998, respectively.

            REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


The Board of Directors and Shareholders of
      Bexil Corporation:

     We have audited the accompanying statement of assets and liabilities of Bexil Corporation, including the schedule of portfolio investments as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for the year ended December 31, 2000 and the six months ended December 31, 1999 and the financial highlights for the year ended December 31, 2000, the six months ended December 31, 1999 and the years ended June 30, 1998, 1997 and 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and the financial highlights for the year ended June 30, 1999 was audited by other auditors whose report, dated August 9, 1999 expressed an unqualified opinion on this information.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bexil Corporation as of December 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the periods noted above, in conformity with generally accepted accounting principles.


                                                 TAIT, WELLER & BAKER
                                                 Certified Public Accountants

Philadelphia, Pennsylvania
January 12, 2001

BEXIL CORPORATION
=================
11 Hanover Square New York, NY
10005

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BXL-AR-12/00